Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
September 30, 2000



Expected B Maturity 4/15/08


Blended Coupon 6.8717%


Excess Protection Level
3 Month Average   5.77%
September, 2000   5.75%
August, 2000   5.56%
July, 2000   5.99%


Cash Yield19.32%


Investor Charge Offs 4.49%


Base Rate 9.08%


Over 30 Day Delinquency 4.99%


Seller's Interest 8.50%


Total Payment Rate13.85%


Total Principal Balance$54,293,652,263.17


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,612,451,744.68